UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 21, 2019

Cardtronics plc

(Exact name of registrant as specified in its charter)

England and Wales	001-37820	98-1304627
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2050 West Sam Houston Parkway South, Suite 1300, Houston, Texas	77042
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 308-4000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On February 21, 2019, Cardtronics plc (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) to report the Company’s fourth quarter and full-year 2018 results.   This Amendment on Form 8-K/A amends Exhibit 99.1 of the Original Form 8-K to correct the number of new financial institutions added to our Allpoint Network.

Item 2.02. Results of Operations and Financial Condition.

On February 21, 2019, Cardtronics plc issued a press release regarding its financial results for the quarter and year ended December 31, 2018. A copy of the press release has been attached hereto as Exhibit 99.1 and is incorporated herein by reference. This information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and pursuant to Item 2.02 of Form 8-K, will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1                        Press release dated February 21, 2019

EXHIBIT INDEX

Exhibit
Number	Description of the Exhibit
99.1	Press release dated February 21, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDTRONICS PLC

	By:	/s/ Paul A. Gullo
Paul A. Gullo
Chief Accounting Officer

Dated: February 21, 2019